First Quarter 2019 Earnings Slides May 7, 2019

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

Q1 Highlights Revenues Highlights Fundamentals $950.5 $1,046.8 • Revenue growth +10% • Diversified and complementary 89.9 85.1 • Operating Adjusted EPS -15% business services model 357.2 337.3 KAR • Adjusted EBITDA +1% 528.1 599.7 2018 2019 • Revenue +14% • Off-lease supply driving volume growth AFC 9% • Total volume growth +8% • Revenue per unit growth largely due to ancillary services growth IAA • Physical auction RPU +$55 34% ADESA • Adjusted EBITDA decline due to ADESA 57% • Adjusted EBITDA -7% continued TradeRev rollout. TradeRev volumes increased over 40% Q1 2019 (31,000) vs Q1 2018 (22,000) AFC • Revenue +6% • Total Loss 19.2% Q1 2019 vs. 18.8% 9% • Volume growth +1% Q1 2018 (CCC) IAA • Scrap pricing -11% (American 34% • North American inventory +10% IAA ADESA Recycler, Q1 2019 vs. Q1 2018) 57% • Adjusted EBITDA +8% • Miles driven +0.8% (FHWA, YTD • Incremental operating profit margin 49% through February 2019 vs. 2018) AFC • Revenue +6% • Conservative portfolio management 9% • Revenue per LTU +7% • Increasing gross revenue per loan transaction due to higher average loan IAA • Provision for credit losses as a percent of AFC 34% ADESA balances 57% managed receivables 1.6% • Adjusted EBITDA +3% 3

2019 Outlook ANNUAL GUIDANCE 2019 Low 2019 High 2018 Net income $330.0 $355.5 $328.0 Add back: Income tax expense $122.0 $131.5 $107.7 Interest expense, net of interest income $220.0 $220.0 $188.1 Depreciation and amortization $281.0 $281.0 $269.9 EBITDA $953.0 $988.0 $893.7 Total Adjusted EBITDA addbacks, net ($18.0) ($18.0) $0.2 Adjusted EBITDA $935.0 $970.0 $893.9 Effective tax rate 27% 27% 25% Net income per share – diluted $2.46 $2.65 $2.42 Capital expenditures $200.0 $200.0 $198.0 Cash taxes $135.0 $135.0 $109.8 Cash interest on corporate debt $139.0 $139.0 $129.0 Operating adjusted net income per share - diluted $2.90 $3.09 $2.96 Weighted average diluted shares 134 134 136 4

Separation of IAA Salvage Auction Business Unit Update

KAR AUCTION SERVICES

Next Steps

- Issue Spinco debt
- Equity roadshow and when-issued trading
- Effective with SEC
- Distribution

Capital Structure

- Maintain BB-/B1 corporate credit rating
- 3.5x Net debt / Adjusted EBITDA
- Targeted debt structure
  - ~$1.3B total debt and ~$225M undrawn revolver
    - Combination of Term B Loan and Senior Secured Notes

Expenses

- $9.5M of shared services expenses incurred by KAR Corporate segment on behalf of IAA Spinco Inc. in 2018
- An estimated $5.5M of additional operating costs expected for Spinco

2018 IAA Spinco Operating Metrics

$1.3B Revenue	190+ Locations
$284M Operating Profit	~3,600 Employees
~40% Market Share North American	~2.5M Vehicles Sold

5

KAR Q1 2019 Highlights ($ in millions, except per share amounts) Q1 Q1 KAR Highlights* 2019 2018 Total operating revenues $1,046.8 $950.5 $31.8M acquisitions Gross profit** $434.5 $415.5 % of revenue 41.5% 43.7% SG&A $207.6 $187.4 TradeRev +$8.0M, $4.6M acquired SG&A EBITDA $228.3 $228.0 Adjusted EBITDA $230.8 $229.4 Net Income $77.8 $90.0 Higher interest expense Net income per share - diluted $0.58 $0.66 Operating adjusted net income per share - $0.70 $0.82 diluted Weighted average diluted shares 133.8 135.8 Dividends declared per common share $0.35 $0.35 Effective tax rate 26.5% 22.7% Capital expenditures $54.0 $38.7 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2019. ** Exclusive of depreciation and amortization 6

ADESA Q1 2019 Highlights ($ in millions, except RPU) Q1 Q1 ADESA Highlights* 2019 2018 Revenue $599.7 $528.1 $31.8M acquisitions Gross profit** $229.0 $222.1 Increased purchased vehicles from COTW and ADESA % of revenue 38.2% 42.1% Assurance reduced margins ~2% SG&A $126.6 $108.8 TradeRev +$8.0M, $4.6M of acquired SG&A EBITDA $100.8 $109.0 Adjusted EBITDA $110.8 $119.1 % of revenue 18.5% 22.6% Vehicles sold 945,000 878,000 12% increase in institutional volume Physical vehicles sold in North America 555,000 557,000 19% growth (Includes TradeRev volume of 31,000 in Q1 Online only volume in North America 367,000 309,000 2019 and 22,000 in Q1 2018) Vehicles sold in Europe 23,000 12,000 Continued off-lease increase displaced dealer Dealer consignment mix % (physical only) 38% 41% consignment Total online volume % 57% 52% Includes physical auction sales to online buyers Physical RPU $875 $820 Excludes purchased vehicles Online only RPU $144 $117 Excludes purchased vehicles * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2019. ** Exclusive of depreciation and amortization 7

IAA Q1 2019 Highlights ($ in millions) Q1 Q1 IAA Highlights* 2019 2018 Revenue $357.2 $337.3 +5% RPU growth Gross profit** $138.8 $130.6 % of revenue 38.9% 38.7% Excluding HBC 39.3% in Q1 2019 and 39.2% in Q1 2018 SG&A $31.3 $30.5 EBITDA $106.8 $100.1 Adjusted EBITDA $109.6 $101.7 8% increase % of revenue 30.7% 30.2% Vehicles sold 649,000 643,000 +1% volume Inventory growth (N.A.) 10% 4% % Purchased contract vehicles 4% 4% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2019. ** Exclusive of depreciation and amortization 8

AFC Q1 2019 Highlights ($ in millions, except for revenue per loan transaction) Q1 Q1 Highlights* AFC 2019 2018 Interest and fee income $86.9 $81.9 Other revenue $2.8 $2.9 Provision for credit losses ($8.2) ($7.7) Other service revenue $8.4 $8.0 PWI revenue Total AFC revenue $89.9 $85.1 +7% revenue per LTU Gross profit** $66.7 $62.8 % of revenue 74.2% 73.8% Decrease in compensation expense, including incentive- SG&A $7.2 $8.0 based compensation EBITDA $59.4 $54.8 Adjusted EBITDA $45.1 $43.9 3% increase Loan transactions 461,000 464,000 Revenue per loan transaction*** $177 $166 Provision for credit losses % of finance receivables 1.6% 1.6% Managed receivables $1,989.1 $1,933.2 Increasing vehicle values $1,360.6 $1,354.2 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-Q, both for the three months ended March 31, 2019. ** Exclusive of depreciation and amortization 9 *** Excludes "Other service revenue"

H I S T O R I C A L D A T A APPENDIX 10

ADESA Metrics - Annual 2018 2017 2016 2015 2014 Revenue2 $2,101.9 $1,937.5 $1,765.3 $1,427.8 $1,271.0 Total Volume 3,472 3,180 2,885 2,465 2,198 Online Only Volume 1,304 938 743 592 495 Total Online Volume %3 54% 46% 42% 40% 38% Physical Conversion % (N.A.) 61.6% 60.4% 58.0% 58.3% 58.2% Dealer Consignment Mix % (Physical) 42% 45% 48% 50% 51% Physical RPU1 $844 $775 $753 $701 $685 Online Only RPU1 $121 $113 $110 $102 $104 Gross Margin2 41.4% 42.0% 41.3% 41.4% 41.3% 1 Excluding Acquired Vehicles 2 Includes purchased vehicles 3 Includes LiveBlock and DealerBlock volume 11

ADESA Metrics - Quarter 1Q19 4Q18 3Q18 2Q18 1Q18 4Q17 3Q17 2Q17 1Q17 Revenue2 $599.7 $508.5 $527.0 $538.3 $528.1 $473.2 $477.1 $489.2 $498.0 Total Volume 945 811 876 907 878 744 788 830 818 Online Only Volume 367 306 343 346 309 237 241 245 215 Total Online Volume %3 57% 54% 54% 54% 52% 49% 46% 46% 44% Physical Conversion % 63.8% 58.5% 62.9% 62.4% 62.6% 57.3% 61.3% 61.1% 61.8% (N.A.) Dealer Consignment Mix 38% 40% 44% 43% 41% 44% 47% 46% 44% % (Physical) Physical RPU1 $875 $868 $850 $839 $820 $822 $781 $748 $755 Online Only RPU1 $144 $122 $126 $118 $117 $122 $112 $105 $111 Gross Margin2 38.2% 39.1% 41.6% 42.9% 42.1% 40.5% 42.9% 43.0% 41.6% 1 Excluding Acquired Vehicles 2 Includes purchased vehicles 3 Includes LiveBlock and DealerBlock volume 12

IAA Metrics - Annual 2018 2017 2016 2015 2014 Revenue $1,326.8 $1,219.2 $1,098.0 $994.4 $895.9 Total Volume 2,480 2,369 2,184 1,970 1,732 Inventory Growth (North America) 1% 3% 25% 14% 20% Purchased Vehicle Mix % 4% 5% 7% 7% 6% Gross Profit $505.6 $441.1 $390.0 $360.8 $340.2 Gross Margin (IAA) 38.1% 36.2% 35.5% 36.3% 38.0% Gross Margin (North America) 38.6% 36.9% 36.7% 37.0% 38.0% 13

IAA Metrics - Quarter 1Q19 4Q18 3Q18 2Q18 1Q18 4Q17 3Q17 2Q17 1Q17 Revenue $357.2 $335.2 $321.1 $333.2 $337.3 $335.4 $287.7 $298.7 $297.4 Total Volume 649 617 597 623 643 635 562 580 592 Inventory Growth (North 10% 1% -9% 2% 4% 3% 12% 9% 17% America) Purchased Vehicle Mix % 4% 4% 4% 4% 4% 4% 5% 5% 5% Gross Profit $138.8 $124.3 $118.6 $132.1 $130.6 $112.7 $102.9 $117.2 $108.3 Gross Margin (IAA) 38.9% 37.1% 36.9% 39.6% 38.7% 33.6% 35.8% 39.2% 36.4% Gross Margin (North 39.3% 37.5% 37.4% 40.2% 39.2% 33.9% 36.3% 40.2% 37.4% America) 14

IAA Q1 2019 Gross Profit ($ in millions) Three Months Ended Three Months Ended March 31, 2019 March 31, 2018 IAA HBC Total IAA HBC Total Revenue $349.0 $8.2 $357.2 $327.6 $9.7 $337.3 Cost of Services** $211.9 $6.5 $218.4 $199.1 $7.6 $206.7 Gross Profit** $137.1 $1.7 $138.8 $128.5 $2.1 $130.6 % of Revenue 39.3% 20.7% 38.9% 39.2% 21.6% 38.7% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2019. ** Exclusive of depreciation and amortization 15

AFC Metrics - Annual 2018 2017 2016 2015 2014 Revenue $340.9 $301.3 $286.8 $268.4 $250.1 Loan Transaction Units (LTU) 1,760 1,688 1,718 1,607 1,445 Revenue per Loan Transaction, $175 $159 $148 $150 $155 Excluding “Other Service Revenue” Ending Managed Finance Receivables $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 Ending Obligations Collateralized by $1,445.3 $1,358.1 $1,280.3 $1,189.0 $859.3 Finance Receivables % Vehicles Purchased at Auction 83% 85% 83% 84% 84% Active Dealers 12,300 12,400 12,200 11,300 10,100 Vehicles per active dealer 15 15 15 16 16 Average Credit Line $270,000 $250,000 $260,000 $230,000 $219,000 Avg Value Outstanding per Vehicle $10,200 $9,900 $9,500 $9,100 $8,630 16

AFC Metrics - Quarter 1Q19 4Q18 3Q18 2Q18 1Q18 4Q17 3Q17 2Q17 1Q17 Revenue $89.9 $85.3 $85.4 $85.1 $85.1 $81.8 $78.2 $70.1 $71.2 Loan Transaction Units 461 428 433 435 464 414 402 416 456 (LTU) Revenue per Loan Transaction, Excluding $177 $180 $177 $177 $166 $178 $174 $148 $138 “Other Service Revenue” Ending Managed Finance $1,989.1 $2,014.8 $1,979.7 $1,958.6 $1,933.2 $1,912.6 $1,809.2 $1,736.5 $1,760.7 Receivables Ending Obligations Collateralized by Finance $1,360.6 $1,445.3 $1,366.3 $1,358.0 $1,354.2 $1,358.1 $1,259.3 $1,224.9 $1,241.8 Receivables 17

AFC Provision for Credit Losses - Annual 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Receivables Average Managed $1,959.8 $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Receivables Provision for Credit $32.9 $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 Losses % of Managed 1.7% 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0% Receivables 18

AFC Provision for Credit Losses - Quarterly 1Q19 4Q18 3Q18 2Q18 1Q18 4Q17 3Q17 2Q17 1Q17 Ending Managed $1,989.1 $2,014.8 $1,979.7 $1,958.6 $1,933.2 $1,912.6 $1,809.2 $1,736.5 $1,760.7 Receivables Average Managed $2,002.0 $1,997.3 $1,969.2 $1,945.9 $1,922.9 $1,860.9 $1,772.9 $1,748.6 $1,776.5 Receivables Provision for $8.2 $10.8 $7.3 $7.1 $7.7 $6.4 $5.0 $11.4 $11.1 Credit Losses % of Managed 1.6% 2.2% 1.5% 1.5% 1.6% 1.4% 1.1% 2.6% 2.5% Receivables 19

A P P E N D I X APPENDIX 20

Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income and operating adjusted net income per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income and net income per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income and operating adjusted net income per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. 21

Q1 2019 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2019 ADESA IAA AFC Corporate Consolidated Net income (loss) $42.4 $56.4 $30.5 ($51.5) $77.8 Add back: Income taxes 15.9 19.2 10.8 (17.8) 28.1 Interest expense, net of interest income 0.4 - 16.9 39.0 56.3 Depreciation and amortization 35.0 21.8 2.4 6.9 66.1 Intercompany interest 7.1 9.4 (1.2) (15.3) - EBITDA $100.8 $106.8 $59.4 ($38.7) $228.3 Intercompany charges 3.2 0.6 - (3.8) - Non-cash stock-based compensation 2.4 1.1 0.5 3.7 7.7 Acquisition related costs 1.6 - - 2.3 3.9 Securitization interest - - (14.8) - (14.8) Severance 2.7 0.2 - 1.0 3.9 IAA separation costs - - - 0.8 0.8 Foreign currency gains/losses (0.6) 0.1 - - (0.5) Other 0.7 0.8 - - 1.5 Total Addbacks 10.0 2.8 (14.3) 4.0 2.5 Adjusted EBITDA $110.8 $109.6 $45.1 ($34.7) $230.8 Revenue $599.7 $357.2 $89.9 – $1,046.8 Adjusted EBITDA % margin 18.5% 30.7% 50.2% 22.0% 22

Q1 2018 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2018 ADESA IAA AFC Corporate Consolidated Net income (loss) $54.2 $50.3 $25.7 ($40.2) $90.0 Add back: Income taxes 15.5 16.3 8.4 (13.8) 26.4 Interest expense, net of interest income 0.4 - 13.4 27.5 41.3 Depreciation and amortization 31.2 24.1 7.8 7.2 70.3 Intercompany interest 7.7 9.4 (0.5) (16.6) - EBITDA $109.0 $100.1 $54.8 ($35.9) $228.0 Intercompany charges 4.4 - - (4.4) - Non-cash stock-based compensation 2.1 1.0 0.5 3.1 6.7 Acquisition related costs 1.4 - - 0.8 2.2 Securitization interest - - (11.4) - (11.4) Severance 1.5 - - - 1.5 IAA separation costs - - - 1.1 1.1 Other 0.7 0.6 - - 1.3 Total Addbacks 10.1 1.6 (10.9) 0.6 1.4 Adjusted EBITDA $119.1 $101.7 $43.9 ($35.3) $229.4 Revenue $528.1 $337.3 $85.1 – $950.5 Adjusted EBITDA % margin 22.6% 30.2% 51.6% 24.1% 23

Operating Adjusted Net Income per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended March 31, 2019 2018 Net income $77.8 $90.0 Acquired amortization expense 21.2 26.9 IAA separation costs 0.8 1.1 Income taxes (1) (5.8) (6.3) Operating adjusted net income $94.0 $111.7 Net income per share − diluted $0.58 $0.66 Acquired amortization expense 0.16 0.20 IAA separation costs 0.00 0.01 Income taxes (0.04) (0.05) Operating adjusted net income per share − diluted $0.70 $0.82 Weighted average diluted shares 133.8 135.8 (1) The effective tax rate at the end of each period presented was used to determine the amount of income tax benefit on the adjustments to net income. 24

Q1 2019 ADESA Incremental Operating Profit Margin Analysis Incremental Operating Profit % ($ in millions) ADESA IMPACT OF REPORTED EXCLUDING ACQUISITIONS ACQUISITIONS Q1 2019 Revenue $599.7 $31.8 $567.9 Operating Profit $67.4 ($0.9) $68.3 Operating Profit % 11.2% (-2.8%) 12.0% Q1 2018 Revenue $528.1 Operating Profit $82.1 Operating Profit % 15.5% Q1 2019 Reported Growth Reported Revenue Growth $71.6 Reported Operating Profit Growth ($14.7) Incremental Operating Margin (20.5%) Q1 2019 Excluding Acquisitions Revenue Growth $39.8 Operating Profit Growth ($13.8) Incremental Operating Margin -34.7% 25

Q1 2019 IAA Incremental Operating Profit Margin Analysis Incremental Operating Profit % ($ in millions) REPORTED Q1 2019 Revenue $357.2 Operating Profit $85.7 Operating Profit % 24.0% Q1 2018 Revenue $337.3 Operating Profit $76.0 Operating Profit % 22.5% Q1 2019 Reported Growth Reported Revenue Growth $19.9 Reported Operating Profit Growth $9.7 Incremental Operating Margin 48.7% 26